UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2022

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Within the context of an industry-wide regulatory investigation relating to record-keeping requirements in connection with personal-texting devices used for business communications, Jefferies LLC (a subsidiary of the reporting company) expects to pay a combined $80 million civil monetary penalty to the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel